UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                          SECURE COMPUTING CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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                                  [Secure Logo]



                          SECURE COMPUTING CORPORATION
                                4810 HARWOOD ROAD
                          SAN JOSE, CALIFORNIA 95124
                                 (408) 918-6100

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 4810 Harwood Road, San Jose, California, at 10:00 a.m., local time, on Wednesday, May 9, 2001.

     The Notice of Annual Meeting of Stockholders and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about Secure Computing.

     We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date, and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                            Sincerely,



                                            John McNulty
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

April 9, 2001

                          SECURE COMPUTING CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2001


To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Secure Computing Corporation, a Delaware corporation (the "Company"), will be held at 4810 Harwood Road, San Jose, California, at 10:00 a.m., local time, on Wednesday, May 9, 2001 for the following purposes:

         1. To elect one director of Secure Computing Corporation to serve for a three year term that expires upon the Annual Meeting of Stockholders in 2004, or until his successor is duly elected;

         2. To approve an amendment to the amended and restated 1995 Omnibus Stock Plan to increase the number of shares available for distribution by 1,250,000 shares;

         3. To ratify the appointment of Ernst & Young LLP as the independent auditors of Secure Computing Corporation for the year ending December 31, 2001; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only holders of record of our common stock and preferred stock at the close of business on March 26, 2001, the Record Date, are entitled to notice of and to vote at the Annual Meeting.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR PROXY EITHER BY PHONE, BY INTERNET OR BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. SEE THE INSTRUCTIONS ON THE PROXY CARD FOR YOUR VOTING OPTIONS. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                              By Order of the Board of Directors

San Jose, California
April 9, 2001

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EITHER VOTE BY PHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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                          SECURE COMPUTING CORPORATION

                             ----------------------

                                 PROXY STATEMENT
                     FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               PROCEDURAL MATTERS

GENERAL

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Secure Computing Corporation, a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on Wednesday, May 9, 2001 at 10:00 a.m., Pacific Daylight Time (the "Annual Meeting"), and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 4810 Harwood Road, San Jose, California. Our headquarters are located at 4810 Harwood Road, San Jose, California 95124, and our telephone number at that location is (408) 918-6100.

         These proxy solicitation materials were mailed on or about April 9, 2001, together with our 2000 Annual Report on Form 10K, to all stockholders entitled to vote at the Annual Meeting.

         In this Proxy Statement, "Secure Computing", "Company", "registrant", "we", "us", and "our" refer to Secure Computing Corporation.

RECORD DATE

         Stockholders of record at the close of business on March 26, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 27,811,703 shares of our common stock were issued and outstanding and 94 shares of Series F preferred stock were issued and outstanding.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AT THE ANNUAL MEETING

         On all matters to be presented at the Annual Meeting, each share has one vote. The presence, in person or by proxy, of the holders of a majority of the shares of common stock and preferred stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes of the outstanding shares of common stock and preferred stock present or represented by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required
(i) to approve the amendment to the amended and restated 1995 Omnibus Stock Plan, and (ii) to ratify the appointment of the auditors.

         Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast. Under the General Corporation Law of the State of Delaware,





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

the state where we are incorporated, an abstaining vote is not deemed to be a "vote cast." A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

         All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of Secure Computing bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by our Secretary prior to the taking of the vote at the Annual Meeting.

EXPENSES OF SOLICITATION

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of Secure Computing may also solicit proxies in person or by telephone, telegram, letter or facsimile. Such directors, officers, and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

         Stockholders may present proper proposals for inclusion in our proxy materials for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy materials for the next annual meeting, stockholder proposals must be received by us no later than December 31, 2001, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").



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                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

GENERAL

         Our Board of Directors currently consists of six persons, divided into three classes serving staggered terms of office. Currently there are three directors of Class I (Robert J. Frankenberg, John McNulty, and James Jordan), one director of Class II (Steven M. Puricelli), with one vacant seat, and two directors of Class III (Eric P. Rundquist and Alexander Zakupowsky, Jr.). One Class II director is to be elected at the Annual Meeting. The Class II director elected at the Annual Meeting will serve for a three-year term, until the Annual Meeting of Stockholders in 2004, or until his successor has been duly elected and qualified.

VOTE REQUIRED

         A plurality of votes duly cast at the Annual Meeting will be required to elect the director.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR NAMED BELOW.

DIRECTORS AND NOMINEE FOR DIRECTOR

The following table sets forth the name, age, and certain other information regarding the nominee for director.

         Name                 Age    Principal Occupation
         ----                 ---    --------------------

         Steven M. Puricelli   49    Corporate Venture Partners, General Partner



         STEPHEN M. PURICELLI has been a director of Secure Computing since February 1990. Mr. Puricelli has been a General Partner of Costine Associates, L.P., which is the corporate general partner of Corporate Venture Partners, since its inception in April 1988. Corporate Venture Partners is a venture capital fund headquartered in Ithaca, New York.

         Our remaining directors as of the date of this Proxy Statement, and certain information about them as of the Record Date, are set forth below:

         ROBERT J. FRANKENBERG has been a director of Secure Computing since December 1996. Mr. Frankenberg is the President & Chief Executive Officer of Encanto Networks, Inc., an internet e-commerce provider. From April 1994 to August 1996, he was President, Chief Executive Officer, and a director of Novell, Inc. Mr. Frankenberg was also Chairman of the Board of Novell, Inc. from August 1994 to August 1996. Mr. Frankenberg currently serves as director of Electroglas, Inc., Scansoft, Inc., Daw Technologies, Inc., and National Semiconductor Corporation.

         JOHN E. MCNULTY, is our Chairman and Chief Executive Officer. Mr. McNulty first joined us as President and Chief Operating Officer on May 3, 1999, and assumed the positions of Chairman of the Board and Chief Executive Officer on July 1, 1999. From 1997 until joining us, he served as Senior Vice President Sales, Services, and Business Development at Genesys Telecommunications Laboratories, a leading independent software company in the computer telephony integration environment. Mr.



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McNulty was also previously with Intel Corporation, the world's leading semiconductor manufacturer, where he held a number of positions, including Director of Marketing and Business Development for the Enterprise Server Group, which he launched. Mr. McNulty currently serves as a director of Auspex Systems, Inc., a network storage company.

         ERIC P. RUNDQUIST has been a director of Secure Computing since August 1996 and prior to its acquisition by us was a director of Enigma Logic, Inc. from 1994 to August 1996. In 1991, Mr. Rundquist founded and since that time has been President and Chief Executive Officer of Eric Thomas, Inc., a firm that assists medium to large corporations in managing their federal and state income, sales and property tax matters.

         ALEXANDER ZAKUPOWSKY, JR. has been a director of Secure Computing since October 1998. Mr. Zakupowsky is a member of the law firm of Miller & Chevalier, Chartered. He has been with that law firm since March 1984.

         JAMES F. JORDAN has been a director of Secure Computing since May 2000. Mr. Jordan has been a private investor since 1995. Mr. Jordan also serves on the board of directors of ONI Systems, an all-optical metro solutions company.

         None of the directors are related to any other director or to any executive officer.

BOARD MEETINGS AND COMMITTEES

         During fiscal 2000, the Board of Directors held four meetings (including regularly scheduled and special meetings), and all of the incumbent directors attended 90% or more of the meetings of the Board of Directors and committees, if any, upon which such directors served. Certain matters were approved by the Board of Directors by unanimous written consent.

         The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee.

         AUDIT COMMITTEE. During 2000, our Audit Committee consisted of Messrs. Rundquist (Chairman), Puricelli, and Zakupowsky. The Audit Committee makes recommendations concerning the selection and appointment of independent auditors, reviews the scope and findings of the completed audit, and reviews the adequacy and effectiveness of our accounting policies and system of internal accounting controls. The Audit Committee met three times during 2000.

         COMPENSATION COMMITTEE. During 2000, our Compensation Committee consisted of Messrs. Puricelli (Chairman), Rundquist, and Zakupowsky. The Compensation Committee annually reviews and acts upon the Chief Executive Officer's compensation package and sets compensation policy for the other employees, as well as acting upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers our amended and restated 1995 Omnibus Stock Plan discussed below, our Employee Stock Purchase Plan (the "Purchase Plan") and our 1997 Non-Officer Stock Option Plan. The Compensation Committee met three times during 2000. Certain matters were approved by Compensation Committee by unanimous written consent.

         NOMINATING COMMITTEE. In 2000, the Nominating Committee consisted of Messrs. Zakupowsky (Chairman), Frankenberg, and Rundquist. Our Nominating Committee advises and makes recommendations to the Board of Directors on all matters concerning the selection of candidates as nominees for election as directors. The Nominating Committee did not meet in 2000. In 2001, the Board of Directors elected to disband this committee.



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

         The Board of Directors will consider persons recommended by stockholders in selecting nominees for election to the Board of Directors. Stockholders who wish to suggest qualified candidates should write to: Secure Computing Corporation, 4810 Harwood Road, San Jose, California 95124, Attention:
Chairman of the Board. All recommendations should state in detail the qualification of such persons for consideration by the Board of Directors and should be accompanied by an indication of the person's willingness to serve.

DIRECTOR COMPENSATION

         Effective June 1999, on an annual basis each member of the Board of Directors who is not an employee (an "Outside Director"), following an Annual Meeting of Stockholders, is granted, by virtue of serving as an Outside Director, an option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant. These stock options vest in quarterly increments and become fully exercisable on the date of the Annual Meeting of Stockholders next following the grant of the option and expire 10 years from the date of grant. Outside Directors who are elected between Annual Meetings of Stockholders are granted an option on terms similar to those awarded at an Annual Meeting of Stockholders, except that the number of shares covered by such option is pro-rated to reflect the number of months that have expired from the date of the prior Annual Meeting of Stockholders. In addition, each Director receives an annual stipend in the amount of $10,000. Effective January 2001, an Outside Director's option to purchase shares of our common stock was increased from 10,000 shares to 18,000 shares of common stock. No other compensation changes were made.



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


                                  PROPOSAL TWO

                      APPROVAL OF THE AMENDED AND RESTATED
                      1995 OMNIBUS STOCK PLAN, AS AMENDED


PROPOSED AMENDMENTS REQUIRING STOCKHOLDER APPROVAL

         In September 1995, our Board of Directors adopted, and our stockholders approved, the 1995 Omnibus Stock Plan. This Plan was amended and restated in 1997 and was amended in 2000 by the Board of Directors and our stockholders. As described below, the Board of Directors, subject to stockholder approval, also has approved an amendment to the 1995 Omnibus Stock Plan to increase by 1,250,000 (from 10,244,131 to 11,494,131) the number of shares of common stock available for issuance under the 1995 Omnibus Stock Plan. The purpose of this amendment is to ensure that we have the flexibility to meet our foreseeable future needs for awards to be granted under the 1995 Omnibus Stock Plan.

         As of March 26, 2001, an aggregate of 3,129,958 shares had been issued under the 1995 Omnibus Stock Plan and options to purchase 6,835,015 shares were outstanding under the 1995 Omnibus Stock Plan, leaving only 279,158 shares available for stock option grants. Options outstanding at March 26, 2001 have per share exercise prices ranging from $0.08 to $25.94, or a weighted average per share exercise price of $6.21, and expire 10 years from the date of grant of the option (unless exercised prior to that time). All employees are currently eligible to participate in the 1995 Omnibus Stock Plan. Stockholder approval of the proposed increase in the number of shares under the 1995 Omnibus Stock Plan is also necessary to provide for compensation of non-employee directors, who receive stock option awards for their service.

         If stockholders approve the 1995 Omnibus Stock Plan, as amended and restated, options to purchase an aggregate of 1,529,158 shares of common stock would be available for future stock option grants under the 1995 Omnibus Stock Plan.

DESCRIPTION OF AMENDED AND RESTATED 1995 OMNIBUS STOCK PLAN

PURPOSE

         The purpose of the 1995 Omnibus Stock Plan is to motivate and retain key personnel, including non-employee directors, to produce a superior return to our stockholders by offering such personnel an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate financial performance. As an Internet software company, competition to attract and retain employees among our competitors is fierce. Therefore, competitive compensation arrangements including maintaining an adequate pool of stock options to attract and retain employees and directors is essential for our success.

ADMINISTRATION

         The 1995 Omnibus Stock Plan is administered by a committee (the "Committee") of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee of the Board of Directors currently serves as the Committee that administers the 1995 Omnibus Stock Plan, of which all three members are "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the provisions of the 1995 Omnibus Stock Plan, the Committee has the exclusive power to make awards under the 1995 Omnibus Stock Plan,



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

to determine when and to whom awards will be granted, and the form, amount, and other terms and conditions of each award. The Committee has the authority to interpret the 1995 Omnibus Stock Plan and any award or agreement made under the 1995 Omnibus Stock Plan, and to make all other determinations necessary or advisable for the administration of the 1995 Omnibus Stock Plan. The Committee may delegate all or part of its responsibilities under the 1995 Omnibus Stock Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of
Section 16 of the Exchange Act.

         Notwithstanding the foregoing, the granting, terms, conditions, and eligibility requirements of Outside Director Options (as defined in the 1995 Omnibus Stock Plan) are governed solely by the provisions of the 1995 Omnibus Stock Plan, and the Committee has no discretion with respect to the granting of such awards or to alter or amend any terms, conditions or eligibility requirements of such awards to Outside Directors. The provisions for automatic stock option grants to Outside Directors are non-exclusive.

NUMBER OF SHARES AND ELIGIBILITY

         The total number of shares of our common stock reserved for issuance under the 1995 Omnibus Stock Plan is presently 10,244,131 (11,494,131 as the 1995 Omnibus Stock Plan is proposed to be amended), subject to adjustment for future stock splits, stock dividends, and similar changes in capitalization.
Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the 1995 Omnibus Stock Plan provides that no participant may presently receive, in any one calendar year, any combination of options and stock appreciation rights relating to more than 750,000 shares of common stock in the aggregate under the 1995 Omnibus Stock Plan.

         All of our employees and our affiliates are eligible to receive awards under the 1995 Omnibus Stock Plan at the discretion of the Committee. Outside directors will receive grants of non-statutory options as set forth under "Types of Awards--Outside Director Options." Awards other than incentive stock options also may be awarded by the Committee to individuals who are not employees or Outside Directors but who provide services to us or our affiliates in the capacity of an independent contractor. Incentive stock options may be granted only to employees.

         The 1995 Omnibus Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendments by us (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of common stock subject to an award under the 1995 Omnibus Stock Plan which are not used because the terms and conditions of the award are not met may again be used for an award under the 1995 Omnibus Stock Plan. However, shares of common stock with respect to which a stock appreciation right has been exercised (in cash and/or in stock) may not again be awarded under the 1995 Omnibus Stock Plan.



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


TYPES OF AWARDS

         The types of awards that may be granted under the 1995 Omnibus Stock Plan include incentive and non-statutory stock options, stock appreciation rights, restricted stock, performance units, and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance units).

         Subject to certain restrictions applicable to Outside Director options and incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee.

         In addition to the general characteristics of all of the awards described in this Proxy Statement and the provisions of the 1995 Omnibus Stock Plan, the basic characteristics of awards that may be granted under the 1995 Omnibus Stock Plan are as follows:

         INCENTIVE AND NON-STATUTORY STOCK OPTIONS. Options may be granted to recipients at such exercise prices as the Committee may determine but not less than 50% of their fair market value (as defined in the 1995 Omnibus Stock Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (1) no incentive stock option may be granted at less than fair market value, (2) no incentive stock options may be granted more than 10 years after the effective date of the 1995 Omnibus Stock Plan, (3) an incentive stock option shall not be exercisable more than 10 years after the date of grant, and (4) the aggregate fair market value of the shares of our common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 (measured as of the date of the grant) under the 1995 Omnibus Stock Plan or any other plan. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of our stock.

         The purchase price payable upon exercise of options may be payable in cash, or through a reduction of the number of shares of common stock delivered to the participant upon exercise of the option or by delivering stock already owned by the participant (where the fair market value of the shares of common stock withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the applicable award agreement. To the extent permitted by law, the participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

         OUTSIDE DIRECTOR OPTIONS. Beginning with the 1996 Annual Meeting of Stockholders, and through each subsequent Annual Meeting of Stockholders through 1998, each Outside Director was granted an option to purchase 35,000 shares of common stock at the conclusion of each such Annual Meeting of Stockholders at a price equal to the fair market value of a share of common stock on the date of grant, such options to vest on the date of the next Annual Meeting of Stockholders subsequent to the grant. Effective June 1999, each Outside Director, following an Annual Meeting of Stockholders was granted, by virtue of serving as an Outside Director, an option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant. These stock options vested in quarterly increments and become fully exercisable on the date of the Annual Meeting of Stockholders next following the grant of the option and expire 10 years from the date of grant. Beginning with the 2001 Annual Meeting of Stockholders, and through each subsequent Annual Meeting of Stockholders each Outside Director is granted, by virtue of serving as an Outside Director, an option to purchase 18,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant. These stock options become fully exercisable on the date of the Annual Meeting of Stockholders next following the grant of the option and expire 10 years from the date of grant.



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

         Outside Directors who are elected between Annual Meetings of our Stockholders are granted an option on terms similar to those awarded at an Annual Meeting, except that the number of shares covered by such option is pro-rated to reflect the number of months that have expired from the date of the prior Annual Meeting.

         STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS. The value of a stock appreciation right granted to a recipient is determined by the appreciation in our common stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares of common stock, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of common stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. No stock appreciation right may be exercised less than six months from the date it is granted unless the recipient dies or becomes disabled.

         Performance units entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after taxes), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total stockholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

         Payments with respect to stock appreciation rights and performance shares of common stock may be paid in cash, shares of common stock or a combination of cash and shares of common stock as determined by the Committee.

         RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Our common stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. A participant with a restricted stock award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities.

TRANSFERABILITY

         During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative) may exercise an option or stock appreciation right or receive payment with respect to performance units or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance units or other stock-based award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged or otherwise encumbered (other than pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder); provided, however, that any participant may transfer a non-statutory stock option granted under the 1995 Omnibus Stock Plan to a member or members of his or her immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the agreement with respect to such options, which must be approved by the Committee, expressly so provides either at the time of initial grant or by amendment to an outstanding agreement, and (ii) the participant does not receive any consideration for the transfer. Notwithstanding the foregoing, an award may be transferable to a successor in the event of a participant's death.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

         The Committee may accelerate vesting requirements, performance cycles, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a change in control, fundamental change (as such term is defined in the 1995 Omnibus Stock Plan), a recapitalization, a change in our accounting practices, a change in the participant's title or employment responsibilities, or the participant's death, disability or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATION

         The 1995 Omnibus Stock Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 1995 Omnibus Stock Plan is terminated as described below.

         In the event of a fundamental change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee has the discretion to adjust the number and type of shares of common stock available for awards or the number and type of shares of common stock and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance units and payments with regard thereto. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a change in control.

         The 1995 Omnibus Stock Plan also gives the Board of Directors the right to terminate, suspend or modify the 1995 Omnibus Stock Plan, except that amendments to the 1995 Omnibus Stock Plan are subject to stockholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

         Under the 1995 Omnibus Stock Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients upon the occurrence of a fundamental change.

SUMMARY OF FEDERAL TAX CONSIDERATIONS

         We have been advised by our counsel that awards made under the 1995 Omnibus Stock Plan generally will result in the following tax consequences for United States citizens or residents under current United States federal income tax laws.

INCENTIVE STOCK OPTIONS

         A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted under the 1995 Omnibus Stock Plan. If certain statutory employment conditions are satisfied at the time of exercise and certain statutory holding period requirements are satisfied before the recipient disposes of shares of common stock acquired pursuant to the exercise of such an option, then no regular taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with such exercise. However, the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon disposition of the shares of common stock after expiration of the statutory holding periods, any gain or loss realized by a recipient will be long-term capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares of common stock by a recipient after the expiration of the statutory holding periods.

         Except in the event of death and certain tax-free exchanges, if shares of common stock acquired upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise of the option. If the disposition is a taxable sale or exchange (and not a gift), the amount realized as compensation will not exceed the gain realized on such disposition. Unless limited by Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain recognized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively, which will be long-term gain or loss if the optionee has held the shares for more than one year at the time of the disposition. If the recipient pays the option price with shares of common stock that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares of common stock have not been met, the recipient will be treated as having made a disqualifying disposition of such shares of common stock, and the tax consequences of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

NON-STATUTORY STOCK OPTIONS

         A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time a non-statutory stock option is granted under the 1995 Omnibus Stock Plan. At the time of exercise of a non-statutory stock option, the recipient will realize ordinary income, and we will be entitled to a deduction (unless limited by Section 162(m) of the Code), equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. The optionee's basis in the shares acquired will be equal to the fair market value of such shares on the date of exercise. Upon disposition of the shares of common stock, any gain or loss recognized by the recipient will be taxed as a capital gain or loss, which will be long-term gain or loss if the optionee has held the shares for more than one year as of the date of the disposition.

STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS

         Generally (1) the recipient will not realize income upon the grant of a stock appreciation right or performance unit award, (2) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, in the year that cash, shares of common stock or a combination of cash and shares of common stock are delivered to the recipient upon exercise of a stock appreciation right, and (3) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares of common stock received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares of common stock.

RESTRICTED AND UNRESTRICTED STOCK

         Unless the recipient files an election to be taxed immediately under
Section 83(b) of the Code, (1) the recipient will not realize income upon the grant of restricted stock, (2) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (3) the amount of such ordinary income and deduction will be the excess of the fair market value of the restricted stock on the date the restrictions are removed or expire over the amount, if any, paid for the restricted stock. In addition, the recipient's basis in the shares of restricted stock will equal the fair market value of the shares on the date the restrictions are removed or expire and the recipient's holding period for capital gain purposes will not start until that date. If the recipient files an election to be taxed immediately under Section 83(b) of the Code, the recipient will realize ordinary income, and we will be entitled to a deduction, on the date the stock is issued equal to the excess of the fair market value of the restricted stock on the date of issuance (determined without regard to the restrictions) over the amount, if any, paid for such restricted stock. The recipient's basis will equal the fair market value of the shares on the date of issuance and his or her holding period will start on that date. If shares of restricted stock as to which a Section 83(b) election has been made are forfeited before they vest, the recipient will still have income with respect to the issuance of the shares and will have a capital loss equal to the excess, if any, of the amount paid to the recipient on such forfeiture over the amount, if any, paid by the recipient for the restricted stock.

         With respect to awards of unrestricted stock, (1) the recipient will realize ordinary income and we will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (2) the amount of such ordinary income and deduction will be the excess of the fair market value of such unrestricted stock on the date of grant over the amount, if any, paid for such stock. The recipient's basis in the unrestricted stock will be the fair market value of such stock on the date of issuance, and the recipient's holding period will begin on that date.

         When the recipient disposes of unrestricted stock or restricted stock that has vested, the difference between the amount received upon such disposition and the fair market value of such shares of common stock on the date the recipient realized ordinary income will be treated as a capital gain or loss, which will be long-term gain or loss if the recipient has held the shares for more than one year as of the date of disposition. Long-term capital gain is currently subject to federal income tax at rates substantially below those imposed on ordinary income.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF MAJOR INCOME TAX CONSEQUENCES TO OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND SECURE COMPUTING OF THE GRANT AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS, PERFORMANCE UNITS AND STOCK PURCHASE RIGHTS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH

OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

WITHHOLDING

         The 1995 Omnibus Stock Plan permits us to withhold from awards an amount sufficient to cover any required withholding taxes. If permitted by the Committee, in lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares of common stock to be delivered to such participant or by delivery of shares of common stock already owned by the participant.

BOARD OF DIRECTORS' RECOMMENDATION

         The Board of Directors, subject to obtaining stockholder approval, approved an amendment to the 1995 Omnibus Stock Plan to increase the total number of shares of common stock available for issuance under the 1995 Omnibus Stock Plan from 10,244,131 to 11,494,131.

VOTE REQUIRED AND RECOMMENDATION

         At the Annual Meeting, the stockholders are being asked to approve the amendment to the amended and restated 1995 Omnibus Stock Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the amendment to the amended and restated 1995 Omnibus Stock Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE AMENDED AND RESTATED 1995 OMNIBUS STOCK PLAN.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment.

         Ernst & Young LLP has audited our financial statements since 1991. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

         Ratification of the appointment of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of common stock, as of the Record Date, unless otherwise noted below, by each of our directors, by each executive officer named in the Summary Compensation Table herein, by all directors and current executive officers as a group, and by each stockholder who is known by us to own beneficially more than 5% of our outstanding common stock. Unless otherwise indicated in the table, the address of each individual listed in the table is Secure Computing Corporation, 4810 Harwood Road, San Jose, California 95124.

               Name and Address of Beneficial Owners                  Amount and Nature of       Percentage of
                                                                    Beneficial Ownership (1)   Outstanding Shares
-----------------------------------------------------------------------------------------------------------------
Directors and Named Executive Officers:
     Carr Biggerstaff (2)                                                     110,000                  *
     Robert J. Frankenberg (3)                                                 91,458                  *
     James Jordan (4)                                                         135,000                  *
     Timothy P. McGurran (5)                                                  233,106                  *
     John McNulty (6)                                                         463,633                 1.6
     Stephen M. Puricelli (7)                                                  60,931                  *
     Eric P. Rundquist (8)                                                    206,297                  *
     Alexander Zakupowsky, Jr. (9)                                             43,333                  *
All directors and current executive officers as a group (8 persons)         1,343,758                 4.7

Other beneficial owners:

     AIM Management Group                                                   2,256,970                 7.9
          11 Greenway Plaza, Suite 100
          Houston, TX 77046

     Elliott Associates and Affiliated Companies (10)                       1,712,626                 6.0
          c/o Elliott Management Corporation
          551 Fifth Avenue, 18th Floor
          New York, NY 10019

---------------------------
*Less than 1%

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares of common stock.
(2) Includes 110,000 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(3) Includes 91,458 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(4) Represents 100,000 shares of common stock owned personally by Mr. Jordan, and 35,000 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(5) Represents 20,125 shares owned personally by Mr. McGurran, and 212,981 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(6) Represents 130,300 shares owned personally by Mr. McNulty, and 333,333 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(7) Represents 48,431 shares owned personally by Mr. Puricelli, and 12,500 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(8) Represents 102,453 shares owned personally by Mr. Rundquist, and 103,844 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(9) Includes 43,333 shares of common stock covered by options which are exercisable within 60 days of the Record Date.
(10) Includes shares owned by Elliott Associates, L.P., Westgate International, L.P., Manchester Securities Corp., and includes potential conversions to common shares of 94 shares of Series F convertible preferred stock. Westgate International L.P. owns 100% of our outstanding preferred stock. The 94 outstanding shares of preferred stock are convertible into an estimated total of 8,592 shares of common stock. This estimate is based on a liquidation preference of $1,000 per preferred share and an assumed conversion price of $10.94 per share pursuant to the Series F conversion terms.

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth the total compensation of the Chief Executive Officer and each of the other two most highly compensated executive officers (the "Named Executive Officers") during the last three completed fiscal years ended December 31, 1998, 1999, and 2000 (there were only two such other executive officers as of December 31, 2000, as determined in accordance with the Securities and Exchange Commission's rules).

                                                   ANNUAL COMPENSATION                    LONG-TERM
                                       -----------------------------------------         COMPENSATION            ALL
                                       FISCAL                                        NUMBER OF SECURITIES       OTHER
     NAME AND PRINCIPAL POSITION        YEAR     SALARY      BONUS(1)      OTHER     UNDERLYING OPTIONS(#)   COMPENSATION
------------------------------------   ------   ---------   ----------     -----     ---------------------   ------------
John McNulty (2)                       2000      319,250       290,505          0            250,000               0
Chairman, Chief Executive Officer      1999      205,000             1          0            600,000               0

Timothy P. McGurran (3)                2000      267,813       123,825    155,536(5)         200,000               0
Senior Vice President of               1999      240,570        60,000    401,182(6)         100,000               0
Operations, Chief Financial Officer    1998      225,867       104,053    103,920(7)          74,461(8)            0

Carr Biggerstaff (4)                   2000      223,750        70,763          0            100,000               0
Senior Vice President of Marketing,    1999      102,711        32,500          0            280,000               0
Business Development & Strategic
Planning

---------------------------
(1) Incentive bonuses are paid quarterly to the recipient with the fourth quarter amount paid in the year following the year earned. See "Executive Compensation--Report of the Compensation Committee. Although the Compensation Committee determined that based on achievement of goals Mr. McNulty should be awarded a bonus of 100% of his base salary, he agreed to accept a bonus of only $1 for 1999 as a showing of his commitment to the success of the Company.
(2) Mr. McNulty joined Secure Computing Corporation in May 1999 and was appointed Chief Executive Officer in June 1999.
(3) Mr. McGurran joined Secure Computing Corporation in May 1996. He was appointed President and Chief Operating Officer on March 5, 2001.
(4)      Mr. Biggerstaff joined Secure Computing Corporation in July 1999.
(5) Represents $77,224 loan forgiveness, and $78,312 tax gross-up on the loan forgiveness.
(6) Represents tax gross-up of $91,383 on prior year taxable moving expense reimbursement, $153,815 loan forgiveness, and $155,984 tax gross-up on the loan forgiveness.
(7) Represents $13,807 vacation payout based on change of policy, and $90,113 of taxable moving expenses.
(8) Includes options to purchase 20,000 shares of common stock that expired during fiscal year 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table shows, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2000.

                                INDIVIDUAL GRANTS

                                        Percent of
                           Number of      Total
                          Securities     Options                                   Potential Realizable Value at Assumed
                          Underlying    Granted to                                       Annual Rates of Stock Price
                           Options     Employees in                                   Appreciation for Option Terms (1)
                           Granted        Fiscal      Exercise Price   Expiration  -------------------------------------
         Name                (#)           Year         Per Share         Date          5% ($)                10% ($)
--------------------      ---------     ----------    --------------   ----------  ---------------        --------------
John McNulty            100,000(2)(3)         3.9%        $6.7500       4/18/10        $424,504             $1,075,776
                        150,000(2)(4)         5.9%       $11.5000       5/11/10       1,084,843              2,749,206
Timothy P. McGurran     200,000(2)(5)         7.8%        $6.7500       4/18/10         849,008              2,151,552
Carr Biggerstaff        100,000(2)(3)         3.9%        $6.7500       4/18/10         424,504              1,075,776


(1) The potential realizable value is based on a 10-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the deemed fair value of the Company's common stock for financial statement presentation purposes on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(2) Represents options granted pursuant to the 1995 Omnibus Stock Plan at an exercise price equal to the fair market value as determined by the Board of Directors on the date of grant. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.
(3) Options vest in their entirety on the third anniversary of the grant date.
(4) Options vest in their entirety on the second anniversary of the grant date. Options vest as follows: 50,000 shares on each of the first anniversary of the grant date and 100,000 shares on the second anniversary of such date.
(5) Options not in their entirety on the third anniversary of the grant date vest as follows: 50,000 shares on each of the first and second anniversaries of the grant date, and 100,000 shares on the third anniversary of such date.

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth, as to the Named Executive Officers, certain information concerning stock options exercised during fiscal 2000 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2000. Also reported are values for unexercised "in-the-money" options, exercise prices of outstanding stock options, and the fair market value of our common stock as of December 31, 2000.

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FISCAL                FISCAL YEAR
                            SHARES                                YEAR END                       END($)(1)
                           ACQUIRED         VALUE       ----------------------------   ---------------------------
         NAME            ON EXERCISE    REALIZED ($)    EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------    ------------    -----------    -------------   -----------   -------------
John McNulty                  0               0             216,666        633,334    $ 1,218,746     $ 2,468,754
Timothy P. McGurran          54,325        1,059,069        162,981        288,155        450,867       1,049,184
Carr Biggerstaff              0               0             110,000        270,000        756,838       1,465,241

(1) The value of unexercised in-the-money options is based on the closing price of our common stock on December 29, 2000 (the last trading day of fiscal 2000) on the Nasdaq National Market of $9 7/8 minus the exercise price, multiplied by the number of shares underlying the options.

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors is responsible for establishing compensation policy and administering the compensation programs of our Chief Executive Officer. The Compensation Committee is comprised of three Outside Directors. The Compensation Committee meets periodically to review executive compensation, the design of compensation programs, stock option programs, and individual salary and awards for the Chief Executive Officer. The purpose of this report is to inform our stockholders of our compensation policies and the rationale for the compensation paid to our Chief Executive Officer and other executive officers in 2000.

COMPENSATION PHILOSOPHY

         Our compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential to our long-term success and continued growth in stockholder value. The compensation program has been designed to provide a competitive level of total compensation and offers incentive opportunities directly linked to our performance and stockholder return. The Compensation Committee believes it is in the best interests of the stockholders to reward executives when our performance objectives are achieved and to provide significantly less compensation when these objectives are not met. Therefore, a significant portion of executive compensation is comprised of "at risk" incentives.

         Key objectives of the compensation program are to:

         o Provide a strong, direct link between our financial and strategic goals and executive compensation.

         o Align the financial interest of executives with those of its stockholders through equity-based plans.

         o Motivate executives to achieve operating goals through an emphasis on performance-based compensation.

         o Provide competitive total compensation that recognizes individual performance and that can attract and retain high caliber key executives critical to our long-term success.

         To maintain a competitive level of total executive compensation, the Compensation Committee periodically evaluates the compensation packages of competitors. This analysis provides the Compensation Committee with competitive data on the mix of compensation elements and overall compensation levels.

         Each year we participate in the Radford Executive Compensation Report survey. Radford is a division of Aon Consulting. The survey results present information reported by 513 technology companies, 70% of which are publicly held. The Compensation Committee's intent is threefold: (1) to benchmark executive compensation against market data from technology companies similar to ours in size; (2) to retain executives in a highly competitive employment environment; and (3) to reward outstanding performance.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The key components of our executive officer compensation program are base salary, annual incentive bonus and long-term incentives. These elements are described below. In determining compensation, the Compensation Committee considers all elements of an executive's compensation package.

         BASE SALARY. The Compensation Committee annually reviews the base salary of the Chief Executive Officer. In determining appropriate salary levels, the Compensation Committee considers individual performance, level of responsibility, scope, and complexity of the position, and internal equity and salary levels for comparable positions at the peer companies. In determining the base salary increase for the Chief Executive Officer, the Compensation Committee also considers strategic planning, team building, and operating results. The Chief Executive Officer, in consultation with the Compensation Committee, annually reviews the base salary of the other executive officers based on the same criteria.

         ANNUAL INCENTIVE BONUS. The purpose of our annual incentive bonus is to provide a direct financial incentive in the form of an annual cash bonus to the executive officers and key managers who achieve performance goals established by the Compensation Committee. The Compensation Committee determines the annual incentive bonus of the Chief Executive Officer and the Chief Executive Officer, in consultation with the Compensation Committee, determines the annual incentive bonus of the other executive officers.

         Executives are eligible for target awards under the annual incentive program with maximum payouts ranging from 15% to 100% of base salary, with 100% possible in the case of the Chief Executive Officer only. The size of the target award is determined by the executive's position and competitive data for similar positions at the peer companies. We set high goals and, therefore, the resulting awards decrease or increase substantially if actual employee performance in achieving our goals fails to meet or exceeds target levels. For 2000, performance was assessed against target measures of team building, strategic planning, and financing goals. For 2000, Mr. McNulty received incentive bonus award totaling $290,505. The Compensation Committee determined that based on achievement of goals Mr. McNulty should be awarded a bonus of 90.5% of his base salary.

         STOCK OPTIONS. Long-term performance incentives are provided to executives through our 1995 Omnibus Stock Plan. The 1995 Omnibus Stock Plan is administered by the Compensation Committee, which is authorized to award stock options to our employees, our non-employee directors, and certain advisors and consultants. At least annually, the Compensation Committee considers whether awards will be made to executive officers under the 1995 Omnibus Stock Plan. Such awards are based on the scope and complexity of the position, competitive compensation data and the maintenance of our stock at a target share price. The Compensation Committee has broad discretion to select the optionees and to establish the terms and conditions for the grant, vesting, and exercise of each option. Although the Compensation Committee's practice has been to grant incentive stock options to employees vesting over three years, recently we have begun to grant options under an evergreen program where the options vest on the third anniversary date of the date of grant. We have in the past also granted options under an executive incentive option plan. These types of options are subject to accelerated vesting based on our stock price reaching or exceeding specified target closing price levels and maintaining these levels for 10 consecutive business days prior to specified dates. Notwithstanding, these options will vest in a lump sum five years after the date of grant regardless of our stock price performance. Options granted to executives vest immediately upon the occurrence of an "Event" as defined in the 1995 Omnibus Stock Plan.

         PROFIT SHARING AND RETIREMENT PLAN. Our Profit Sharing and Retirement Plan (the "Retirement Plan") was made effective as of February 1, 1994. The Retirement Plan is intended to be a qualified retirement plan under Section 401 of the Code so that contributions by employees or by us to the Retirement Plan, and income earned thereon, are not taxable to employees until withdrawn from the Retirement Plan (except for contributions under the 401(k) component, which are subject to Social Security withholding); and so that contributions by us, if any, will be deductible when made. The purpose of the Retirement Plan is to enable eligible employees, including executive officers, to save for retirement and to provide incentives to increase corporate financial performance by establishing a direct link between profit sharing contributions to employees and corporate financial performance. It may also provide certain benefits in the event of death, disability, or other termination of employment. The Retirement Plan is for the exclusive benefit of eligible employees and their beneficiaries. There are two components to the Retirement Plan, a 401(k)-type component and a profit sharing component.

         Under the 401(k) component, employees may contribute up to 12% of their annual compensation, subject to a federally imposed annual maximum which is currently $10,500. We may provide additional matching contributions of up to $1 for every dollar contributed by that employee in a given year under this component. The plan trustee, at the direction of each participant, invests funds in any of six investment options. In 2000, we did not contribute on behalf of any employees under this component of the Retirement Plan.

         EMPLOYEE STOCK PURCHASE PLAN. Our Purchase Plan was approved by the stockholders at the 1996 Annual Meeting and became effective July 1, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in our company through the purchase of its common stock and, thus, to develop a stronger incentive to work for our continued success. The Purchase Plan is an employee stock purchase plan under Section 423 of the Code. The Purchase Plan is administered by the Compensation Committee.

         Any of our employees, or, subject to approval by the Board of Directors, any employees of our subsidiaries are eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee is customarily employed at least 20 hours per week. "Purchase Period" means each quarter of our fiscal year.

         Any eligible employee may elect to become a participant in the Purchase Plan by authorizing payroll deductions of a specified whole percentage from 1% to 10% of the employee's gross cash compensation. We currently have approximately 350 employees who are eligible to participate in the Purchase Plan. Amounts withheld under the Purchase Plan will be held by us as part of our general assets until the end of the Purchase Period and will be used to purchase our common stock as of the last day of the Purchase Period at a price equal to 85% of the lesser of the fair market value of a share of common stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of common stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified us that he or she elects to purchase a lesser number of shares of common stock or to receive the entire amount in cash. If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares of common stock. Any amount not used to purchase shares of common stock will be refunded to the participant in cash.

         Shares of common stock acquired by each participant will be held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of common stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative.

         No more than $25,000 in fair market value (determined on the first day of the respective Purchase Periods) of shares of common stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of Secure Computing and any parent or subsidiary corporation of Secure Computing by any participant in each calendar year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Stephen M. Puricelli, a member of the Board of Directors, is the Chairman of the Compensation Committee. Eric Rundquist and Alexander Zakupowsky, Jr., Board members, are also members of the Compensation Committee.

                                       COMPENSATION COMMITTEE

                                       Stephen M. Puricelli, Chairman

REPORT OF THE AUDIT COMMITTEE

         Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, oversee the independence of the Company's independent auditor, and recommend to the Board of Directors the selection of the independent auditor responsible for making recommendations to the Board of Directors regarding the selection of independent accountants. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq. A copy of the Audit Committee charter is included in this Proxy Statement.

         Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

         In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

         o Reviewed and discussed the audited financial statements with the Company's management.

         o Discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees.

         o Reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the nonaudit service performed by Ernst & Young LLP are compatible with maintaining their independence.

         o Based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

         o Instructed the independent auditor that the Audit Committee expects to be advised if there are any subjects that require special attention.

                                 AUDIT COMMITTEE

                                 Eric P. Rundquist, Chairman

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Ernst & Young LLP has been the independent accounting firm that audits the financial statements of the Company since 1991. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

         In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

        Audit and review of the Company's annual financial     $113,250
        statements and reviews of the financial statements included in the Company's Form 10Q for 2000

        All other services                                     $38,722


         Ernst & Young LLP did not provide any services related to financial information systems design and implementation during 2000.

         "All other services" includes (i) tax planning and review of tax returns of the Company, and (ii) evaluating the effects of various accounting issues.

         The Audit Committee reviews summaries of the services provided by Ernst & Young LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

         The Audit Committee considered whether the non-audit services rendered by Ernst & Young LLP were compatible with maintaining Ernst & Young LLP's independence as auditors of the Company's financial statements.

                 EMPLOYMENT CONTRACTS; SEVERANCE, TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

         We have employment agreements with each of our named executive officers.

         JOHN MCNULTY. Mr. McNulty entered into a one year employment agreement with us on May 3, 1999, pursuant to which Mr. McNulty serves as our President and Chief Operating Officer. Mr. McNulty assumed the positions of Chairman of the Board and Chief Executive Officer on July 1, 1999. The agreement is subject to automatic renewal for successive one year terms. Mr. McNulty's annual base salary is $337,050, subject to upward adjustment by the Board of Directors. Under the terms of the agreement, Mr. McNulty is entitled to a cash performance bonus of up to 100% of annual base salary with respect to each fiscal year, subject to approval by the Board of Directors. Under the terms of the agreement, Mr. McNulty was granted options to purchase 350,000 shares of common stock under our 1995 Omnibus Stock Plan vesting in one-third increments on the first three anniversaries of the date of the agreement. In addition, Mr. McNulty is eligible to participate in the Executive Incentive Option Program, wherein he earns an additional 250,000 shares of stock (100,000 each year for the first two years and 50,000 for the third year) based on growing the stock price each year by $10 per share over the May 3, 1999 closing price. The increased stock price must hold for 10 consecutive business days vesting as follows: 100,000 shares to vest only in the event our stock price is at or above $14.250 by May 3, 2000; 100,000 shares to vest only in the event our stock price is at or above $24.250 by May 3, 2001; and 50,000 shares to vest only in the event our stock price is at or above $34.250 by May 3, 2002. Notwithstanding the foregoing vesting schedule, in the event the stock price criteria are not met for whatever reason, the shares will vest and become exercisable on May 3, 2004. In 2000, Mr. McNulty was granted an option to purchase 100,000 shares of common stock under our 1995 Omnibus Stock Plan vesting on the third anniversary date of the date of the option grant. Either party may terminate the agreement; however, if we terminate the employment agreement without cause, Mr. McNulty will be entitled to an amount equal to twelve months of his base salary.

         TIMOTHY P. MCGURRAN. Mr. McGurran entered into a three-year employment agreement on August 27, 1996, as amended, pursuant to which Mr. McGurran serves as our Senior Vice President of Operations and Chief Financial Officer. The agreement is subject to automatic renewal for successive one year terms. Mr. McGurran's annual base salary is $288,000 subject to upward adjustment by our Chief Executive Officer. Mr. McGurran is also eligible to receive an annual bonus of equal to $187,200 if certain performance goals established by the Chief Executive Officer are met. Such amount is subject to upward adjustment by the Chief Executive Officer. In 1999, Mr. McGurran was granted an option to purchase 80,000 shares of common stock under our 1995 Omnibus Stock Plan vesting on one-third increments on the first three anniversaries of the date of the option grant. In 2000, Mr. McGurran was granted an option to purchase 200,000 shares of our common stock under our 1995 Omnibus Stock Plan with 50,000 shares vesting on the first and second anniversary of the date of the option grant and 100,000 vesting on the third anniversary of the date of the option grant. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Mr. McGurran will be entitled to an amount equal to twelve months of his base salary. Upon termination or expiration of the agreement, we shall have the option to retain Mr. McGurran as a consultant.

         CARR BIGGERSTAFF. Mr. Biggerstaff entered into a one year employment agreement on July 6, 1999, pursuant to which Mr. Biggerstaff serves as our Senior Vice President of Marketing, Business Development, and Strategic and Product Planning. The agreement is subject to automatic renewal for successive one year terms. Mr. Biggerstaff's annual base salary is $241,000, subject to upward adjustment by our Chief Executive Officer. Mr. Biggerstaff is also eligible to receive an bonus of $80,000 if certain personal and corporate performance goals established from time to time by the Chief Executive Officer are met. Under the terms of the Agreement, Mr. Biggerstaff was granted an option to purchase 210,000 shares of common stock under our 1995 Omnibus Stock Plan vesting on one-third increments on the first three anniversaries of the date of the agreement. In addition. Mr. Biggerstaff is eligible to participate in the Executive Incentive Option Program. Under this program, he may earn an additional 70,000 shares of stock (20,000 each year for the first two years and 30,000 for the third year) based on the following performance criteria: 20,000 shares vest only in the event that on or before July 6, 2000 the stock increases by at least at least $10 per share over $2.6563 (the "Strike Price") for 10 consecutive business days; 20,000 shares only in the event that on or before July 6, 2001, the stock increases by at least $20 per share over the Strike Price for 10 consecutive business days; and 30,000 shares only in the event that on or before July 6, 2002, the stock increases by at least $30 per share over the Strike Price for 10 consecutive business days. Notwithstanding the foregoing vesting schedule, in the event the above accelerated vesting stock price criteria are not met for whatever reason, the shares will vest and become exercisable on July 6, 2004. In 2000, Mr. Biggerstaff was granted an option to purchase 100,000 shares of common stock under our 1995 Omnibus Stock Plan vesting on the third anniversary date of the option grant. Either party may terminate the agreement. However, if Secure Computing terminates the employment agreement without cause, Mr. Biggerstaff will be entitled to an amount equal to six months of his base salary.

                             PERFORMANCE EVALUATION

         The graph below compares total cumulative stockholders' return on the common stock for the period from the close of the Nasdaq Stock Market - U.S. Companies on the date of our initial public offering of our common stock (November 17, 1995) to December 31, 2000, with the total cumulative return on the Computer Index for the Nasdaq Stock Market - U.S. Companies (the "Computer Index") and the Composite Index for the Nasdaq Stock Market (the "Composite Index") over the same period. The index level for the graph and table was set to 100 on November 17, 1995 for the common stock, the Computer Index and the Composite Index and assumes the reinvestment of all dividends.


                               [PLOT POINTS CHART]

TOTAL INDEX RETURN
FOR:                  11/17/1995 12/31/1995 06/30/1996 12/31/1996 06/30/1997 12/31/1997
------------------    ---------- ---------- ---------- ---------- ---------- ----------
Converted Data:

Nasdaq Computer Index      100.0       96.2      113.5      136.2      155.9      162.5

Nasdaq Composite Index     100.0      100.7      113.4      123.5      138.0      150.3

Secure Computing Corp.     100.0      116.1       47.7       18.9       12.2       24.5

[WIDE TABLE CONTINUED FROM ABOVE]

TOTAL INDEX RETURN
FOR:                  06/30/1998 12/31/1998 06/30/1999 12/31/1999 08/30/2000 12/31/2000
------------------    ---------- ---------- ---------- ---------- ---------- ----------
Converted Data:

Nasdaq Computer Index      223.0      297.9      364.1      610.7      615.6      340.1

Nasdaq Composite Index     181.3      209.8      257.0      389.4      379.5      236.4

Secure Computing Corp.      20.5       39.5        5.1       26.0       39.0       20.5

                              CERTAIN TRANSACTIONS

         In January 1998, Secure Computing agreed to loan $231,250 to Mr. McGurran, Senior Vice President of Operations and Chief Financial Officer, for the purchase of a home in connection with his relocation to San Jose, California. The loan was to have been repaid within five years of the date of the loan. In 1999 the loan was forgiven over a three year period, effective as of the date of relocation, and we reimbursed Mr. McGurran for the tax liabilities incurred as a result of the loan forgiveness.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities ("10% Stockholders") to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on change in ownership on Form 4 or Form 5. Such directors, executive officers, and 10% Stockholders are also required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms that they file. To our knowledge based solely on a review of copies of forms submitted to us, or written representations from certain reporting persons we believe all required reports were filed on a timely basis during 2000; however, Eric Rundquist failed to file a Form 5 for the years 1996-1998 on a timely manner.

                               ADDITIONAL MATTERS

         The Annual Report of Secure Computing Corporation for the year ended December 31, 2000, including financial statements, is being mailed with this Proxy Statement.

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, it is intended that the shares of common stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

                                   By Order of the Board of Directors



Dated: April 9, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of Secure Computing's audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholder's approval.

The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, the legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                   Appendix B

                          SECURE COMPUTING CORPORATION
                              AMENDED AND RESTATED
                             1995 OMNIBUS STOCK PLAN

         1. AMENDMENT OF EXISTING PLANS; PURPOSE. This Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan (the "Plan") amends and restates in their entirety the Secure Computing Corporation 1989 Incentive Stock Option Plan and the Secure Computing Corporation 1994 Nonqualified Stock Option Plan (the "Prior Plans"). The purpose of the Plan is to motivate key personnel, including non-employee directors, to produce a superior return to the stockholders of Secure Computing Corporation by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity.

         2. DEFINITIONS AND RULES OF CONSTRUCTION. The capitalized terms used in this Plan have the meanings, and certain rules of construction are, set forth in the list of defined terms attached to this Plan as Exhibit A.

         3. ADMINISTRATION.

                  3.1 AUTHORITY OF COMMITTEE. The Committee shall administer the Plan. Solely for purposes of determining and administering Awards to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act, the Committee may delegate all or any portion of its authority under the Plan to persons who are not Non-Employee Directors. The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. Each Award shall be subject to an Agreement authorized by the Committee. The Committee's interpretation of the Plan and of any Awards made under the Plan shall be final and binding on all persons with an interest therein. The Committee shall have the power to establish regulations to administer the Plan and to change such regulations.

                  3.2 AWARDS TO OUTSIDE DIRECTORS. Notwithstanding any contrary provisions of the Plan, the granting, terms, conditions and eligibility requirements of Awards granted to Outside Directors under Section 9.3 of the Plan are governed solely by the provisions of the Plan pertaining thereto, and the Committee shall have no discretion with respect to the granting of such Awards or to alter or amend any terms, conditions or eligibility requirements of such Awards to Outside Directors.

                  3.3 INDEMNIFICATION. To the full extent permitted by law, (i) no member of the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Committee and each person to whom the

Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.

         4. SHARES AVAILABLE UNDER THE PLAN.

                  4.1 SHARES AVAILABLE. The number of Shares available for distribution under the Plan shall not exceed 11,494,131 (subject to adjustment pursuant to Section 17 hereof). Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan. However, Shares with respect to which a Stock Appreciation Right has been exercised (in cash or in Stock) may not again be awarded under this Plan.

                  4.2 CONDITIONAL ISSUANCES. If the Plan is amended at any time subject to stockholder approval, then the Committee may, in accordance with the terms and conditions of the Plan, grant Awards on a conditional basis, subject to such approval by the stockholders of the Company not later than the next annual meeting of the stockholders of the Company following the date of such conditional grant. Any Award granted on a conditional basis shall not be exercisable unless and until the amendment to the Plan is approved by the stockholders of the Company. If such an amendment is not approved by the stockholders at the next annual meeting of stockholders of the Company following the conditional grant, then the conditional grant shall be canceled.

         5. ELIGIBILITY. Except as otherwise provided in Section 9.3 hereof, the granting of Awards to Employees is solely at the discretion of the Committee.

         6. GENERAL TERMS OF AWARDS.

                  6.1 AMOUNT OF AWARD. Each Agreement shall set forth the number of Shares of Restricted Stock, other Stock or Performance Units subject to such Agreement, or the number of Shares to which the Option subject to such Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to such Agreement is to be determined, as the case may be. The Maximum Annual Employee Grant shall not exceed 750,000 Shares (subject to adjustment pursuant to Section 16 hereof).

                  6.2 TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Option, Stock Appreciation Right or Restricted Stock or the Performance Cycle for the Performance Units, as the case may be. An Agreement may permit acceleration of the commencement of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation acceleration resulting from the occurrence of an Event, Fundamental Change, or in the event of the Participant's death or Retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Section 12.2.

                  6.3 TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to an Award of Performance Units. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock

Appreciation Rights or Performance Units may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder, and any attempt to do so shall be of no effect; provided, however, that any Participant may transfer a Non-Statutory Stock Option granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the Agreement with respect to such Options, which must be approved by the Committee, expressly so provides either at the time of initial grant or by amendment to an outstanding Agreement and (ii) the Participant does not receive any consideration for the transfer. Any Options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such Options immediately prior to their transfer and may be exercised by such transferee as and to the extent that such Option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of an Option upon the death, Total and Permanent Disability or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Option and not any transferee. Notwithstanding the immediately preceding sentence, an Agreement may provide that the Award subject to the Agreement shall be transferable to a Successor in the event of a Participant's death.

                  6.4 TERMINATION OF EMPLOYMENT. For any Participant who is an employee of the Company, no Option or Stock Appreciation Right may be exercised by the Participant, all Restricted Stock held by the Participant shall be forfeited and no payment with respect to Performance Units for which the applicable Performance Cycle has not been completed shall be made (i) upon the expiration of the three-month period (or such other time period as the Committee may, in its sole discretion, determine) following the date the Participant's employment by the Company ceases, including cessation of employment because of death, Retirement, or Total and Permanent Disability, or (ii) if applicable, the date of breach by a Participant of any provision of the Key Employment Agreement or of the Secure Computing Corporation Employment Agreement by and between the Company and Participant, except as, and to the extent, provided in Section 9.3 or in the Agreement applicable to that Award or, such other date as the Committee may, in its sole discretion, determine. An Award may be exercised by, or paid to, the Successor of a Participant following the death of such Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

         7. RESTRICTED STOCK AWARDS. An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. Except as otherwise provided in the applicable Agreement, each Stock certificate issued in respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from such certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement. The Agreement shall describe the terms and conditions by which the restrictions upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions, stock certificates free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or his Successor. A Participant with a Restricted Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

         8. STOCK AWARDS. Awards of Stock without restrictions may be made.

         9. STOCK OPTIONS.

                  9.1 TERMS OF ALL OPTIONS. An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. Only Non-Statutory Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 50% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale as payment of the purchase price of such Shares. The purchase price may be payable in cash, in Stock having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Stock being purchased pursuant to the Option, or a combination thereof, as determined by the Committee and provided in the Agreement. Provided, however, that a person exercising an Option shall not be permitted to pay any portion of the purchase price with Stock if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

                  9.2 INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

                           (i) the aggregate Fair Market Value (determined as of
the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

                           (ii) the purchase price of Shares covered by
Incentive Stock Options must not be less than 100% of the Fair Market Value of the Shares on the date of grant;

                           (iii) an Incentive Stock Option shall not be
exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option; and

                           (iv) if the Participant owns, or is deemed under
Section 424(d) of the Code to own, stock of the Company or of any Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of stock therein at the time the Incentive Stock Option is granted:

                                (a) the purchase price of the Shares covered by
the Incentive Stock Option must not be less than 110% of the Fair Market Value of Shares on the date of grant; and

                                (b) the Term of the Incentive Stock Option must
not be greater than five years from the date of grant.

                           (v) the Agreement covering an Incentive Stock Option
shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option.

                  9.3 OUTSIDE DIRECTOR OPTIONS.

                           (i) Beginning with the Annual Meeting of Stockholders
to be held during calendar year 1996 and for every Annual Meeting of Stockholders thereafter during the term of this Plan, each person serving as an Outside Director of the Company immediately following such Annual Meeting shall be granted, by virtue of serving as an Outside Director of the Company, a Non-Statutory Stock Option. The date of such Annual Meeting shall be the date of grant for options granted pursuant to this Section 9.3(i). The number of Shares covered by each such option shall be 4,375 (subject to adjustment pursuant to Section 17 hereof). Each person who is elected to be an Outside Director between Annual Meetings of Stockholders shall also be granted a Non-Statutory Stock Option. The date such person is elected to be an Outside Director of the Company (the "Date of Election") by the Board shall be the date of grant for such option granted pursuant to this subsection 9.3(i). The number of Shares covered by each such option shall be 4,375 (subject to adjustment pursuant to Section 17 hereof) multiplied by a fraction, the numerator of which shall be 12 minus the number of whole 30-day months that have elapsed from the date of the most recent Annual Meeting of Stockholders to the Date of Election of such Outside Director, and the denominator of which shall be 12.

                           (ii) Director Options shall vest and become
exercisable on the date of the Annual Meeting next following the grant of Director Options. Notwithstanding the foregoing, Director Options shall vest and become immediately exercisable in full upon the occurrence of any Event or upon the death of an Outside Director. Director Options shall expire at the 10-year anniversary of the date of grant.

                           (iii) The purchase price of each Share subject to a
Director Option pursuant to this Section 9.3 shall be 100% of the Fair Market Value of a Share as of the date of grant. Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section 9.3 and the definition of Fair Market Value in Exhibit A attached hereto, each Director Option shall be deemed conclusively to have been granted prior to close of the applicable securities exchange or system on the date of grant. An Outside Director may exercise a Director Option using as payment any form of consideration provided for in Section 9.1 hereof, which form of payment shall be within the sole discretion of the Outside Director, notwithstanding anything stated in Section 9.1 hereof.

                           (iv) Director Options shall be evidenced by an
agreement signed on behalf of the Company by an officer thereof which only incorporates by reference the terms of this Plan.

                           (v) Unless the Director Option shall have expired, in
the event of an Outside Director's death, the Director Option granted to such Outside Director shall be transferable to the beneficiary, if any, designated by the Outside Director in writing to the Company prior to the Outside Director's death and such beneficiary shall succeed to the rights of the Outside Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Outside Director's legal representative shall succeed to the Director Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

         10. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become Employees of the Company or a subsidiary of the Company, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board (or the Committee) at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute Option as an "incentive stock option" under Section 422 of the Code.

         11. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in the Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Total and Permanent Disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after its expiration date. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant (or to his Successor) shall be made at such time or times as shall be provided in the Agreement in the form of cash, Stock or a combination of cash and Stock as determined by the Committee and provided in the Agreement. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

         12. PERFORMANCE UNITS.

                  12.1 INITIAL AWARD. An Award of Performance Units under the Plan shall entitle the Participant (or a Successor) to future payments of cash, Stock or a combination of cash and Stock, as determined by the Committee and provided in the Agreement, based upon the achievement of pre-established performance targets. Such performance targets may, but need not, include without limitation targets relating to one or more of corporate, group, unit, Affiliate or individual performance. With respect to those Employees who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after tax), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of a full or maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

                  12.2 ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may but need not include without limitation an Event, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant's title or employment responsibilities, the Participant's death or Retirement or, with respect to payments in Stock with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Section 16.

         13. EFFECTIVE DATE OF THE PLAN.

                  13.1 EFFECTIVE DATE. The Plan shall become effective as of September 15, 1995, provided that the Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the stockholders of the Company no later than October 31, 1995. The Plan shall govern all options issued and outstanding under each of the Prior Plans for all purposes and shall govern all Agreements respecting options issued and outstanding under each of the Prior Plans for all purposes.

                  13.2 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall be distributed or until all Awards have expired or lapsed, or the Plan is terminated pursuant to Section 15. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted.

         14. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Participant with or without cause.

         15. TAX WITHHOLDING. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Stock under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes. In lieu of all or any part of such a cash payment from a person receiving Stock under the Plan, the Committee may permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and Medicare, and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to him or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

         16. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may at any time terminate, suspend or modify the Plan; provided, however, that amendments are subject to approval of the stockholders of the Company if such approval is necessary to maintain the Plan in compliance with the requirements of Exchange Act Rule 16b-3, Code Section 422, their successor provisions or any other applicable law or regulation. No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant (or his legal representative) or any Successor under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 11.2 or Section 16 does not adversely affect any right.

         17. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under the Plan, in the Maximum Annual Employee Grant, in the number and type of Shares subject to Director Options thereafter issued and in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option price as to any outstanding Options and, subject to Section 12.2, in outstanding Performance Units and payments with respect to outstanding Performance Units may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares of the Company through a Fundamental Change (subject to Section 18), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

         18. FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

                                (a) if the Fundamental Change is a merger or
consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights, in lieu of options, stock appreciation rights and capital stock of the Company; or

                                (b) at least 30 days prior to the occurrence of
the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as hereinafter defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise his Option as to all or any part of the Shares covered thereby or his Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 18(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 18(b) if such Option or Stock Appreciation Right shall have expired pursuant to the Agreement. For purposes of this Section only, "Fair Market Value" per Share shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in the Plan.

         19. UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.

         20. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         21. BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at his death is permitted under an Agreement,
(i) a Participant's Award shall be transferable at his death to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

         22. GOVERNING LAW. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed accordingly.

                                                                       EXHIBIT A

                          SECURE COMPUTING CORPORATION
                              AMENDED AND RESTATED
                             1995 OMNIBUS STOCK PLAN

                     DEFINED TERMS AND RULES OF CONSTRUCTION

         1.       DEFINITIONS.

         Set forth below are the meanings of certain terms used in this Plan.

                  (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.

                  (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

                  (c) "Award" means a grant made under this Plan (including Awards made under the Prior Plans) in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units or Stock.

                  (d) "Board" means the Board of Directors of the Company.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee" means three or more Non-Employee Directors designated by the Board to administer the Plan under Section 3.

                  (g) "Company" means Secure Computing Corporation, a Delaware corporation, or any successor to substantially all of its businesses.

                  (h) "Director" means a director of the Company.

                  (i) "Director Fees" means the annual retainer fees paid to a Director.

                  (j) "Director Option" means a Non-Statutory Stock Option granted to an Outside Director under Section 9.3 hereof.

                  (k) "Effective Date" means the date specified in Section 13.1 hereof.

                  (l) "Employee" means any salaried employee, officer, director, contractor or advisor to or representative of the Company or any Affiliate thereof, whether or not such person is an employee of the Company within the meaning of the Code; provided, however, that salaried employees of the Company or its Affiliates within the meaning of the Code (including any such employee who is also an officer or director of the Company or any Affiliate thereof) shall be the only persons eligible to receive Options intended to constitute Incentive Stock Options. References in this Plan to "employment" and related terms shall mean the providing of services in the capacity as director, contractor or other advisor to or representative of the Company.

                  (m) "Event" means any of the following; provided, however, that no Event shall be deemed to have occurred unless and until a majority of the directors constituting the Incumbent Board (as defined below) shall have declared that an Event has occurred:

                           (1) The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% (except for acquisitions by any individual, entity or group that, prior to the effectiveness of this Plan, owns 20% or more of any class of capital stock of the Company) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

                                (A) any acquisition of voting securities of the
Company directly from the Company,

                                (B) any acquisition of voting securities of the
Company by the Company or any of its wholly owned Subsidiaries,

                                (C) any acquisition of voting securities of the
Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

                                (D) any acquisition by any corporation with
respect to which, immediately following such acquisition, more than 60% of respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                           (2) Individuals who, as of the Effective Date,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11;

                           (3) Approval by the stockholders of the Company of a
reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                           (4) Approval by the stockholders of the Company of
(i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

         Notwithstanding the above, an Event shall not be deemed to occur with respect to a recipient of an Award if the acquisition of the 20% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or sale or other disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that recipient. Furthermore, the merger of the Company with and into its wholly owned subsidiary, SCC of Delaware, Inc., a Delaware corporation (to be renamed Secure Computing Corporation) shall not be deemed to be an Event.

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (o) "Fair Market Value" as of any date means, unless otherwise expressly provided in the Plan:

                           (i) the closing price of a Share on the date
immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred,

                                (A) on the composite tape for New York Stock
Exchange listed shares, or

                                (B) if the Shares are not quoted on the
composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                                (C) if the Shares are not listed on any such
exchange, on the Nasdaq National Market, or

                           (ii) if clause (i) is inapplicable, the mean between
the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the NASDAQ System or any system then in use, or

                           (iii) if clauses (i) and (ii) are inapplicable, what
the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

         However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date". In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 17.

                  (p) "Fundamental Change" shall mean a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                  (q) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor to said section.

                  (r) "Maximum Annual Employee Grant" means the maximum number of Shares subject to Options that may be awarded to any one Employee in any fiscal year of the Company.

                  (s) "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(i) or any successor definition.

                  (t) "Non-Statutory Stock Option" means an Option other than an Incentive Stock Option.

                  (u) "Option" means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

                  (v) "Outside Director" means a Director who is not an employee of the Company or any Affiliate.

                  (w) "Participant" means an Employee or an Outside Director to whom an Award is made.

                  (x) "Performance Cycle" means the period of time as specified in an Agreement over which Performance Units are to be earned.

                  (y) "Performance Units" means an Award made pursuant to
Section 12.

                  (z) "Plan" means this Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended from time to time.

                  (aa) "Prior Plans" means the Secure Computing Corporation 1994 Nonqualified Stock Option Plan and the Secure Computing Corporation 1989 Incentive Stock Option Plan.

                  (bb) "Restricted Stock" means Stock granted under Section 7 (but not including Stock granted under the Prior Plans) so long as such Stock remains subject to such restrictions.

                  (cc) "Retirement" as applied to a Participant, means (i) until such time as the Company adopts an employee pension benefit plan (as that term is defined in Section 3(2) of the Employee Retirement Income Security Act of
1974), termination of employment with the Company at any time upon or after attaining age 65; (ii) after adoption by the Company of an employee pension benefit plan, termination of employment with the Company at a time when the Participant is eligible for normal retirement under such a plan, as amended from time to time, or any successor plan thereto.

                  (dd) "Share" means a share of Stock.

                  (ee) "Stock" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

                  (ff) "Stock Appreciation Right" means an Award granted under
Section 10.

                  (gg) "Subsidiary" means a "subsidiary corporation", as that term is defined in Code Section 424(f) or any successor provision.

                  (hh) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award or of forms submitted by the Participant to the Committee pursuant to Section 21, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash or Shares issuable in satisfaction of an Award in the event of a Participant's death.

                  (ii) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock are in effect.

                  (jj) "Total and Permanent Disability" as applied to a Participant, means disability within the meaning of Section 22(e)(3) of the Code or any successor provision.

         2.       GENDER AND NUMBER.

         Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

                             [LOGO] SECURE
                                   ---------
                                   COMPUTING


                        ANNUAL MEETING OF STOCKHOLDERS

                             WEDNESDAY, MAY 9, 2001
                                 10:00 A.M. PST

                          SECURE COMPUTING CORPORATION
                               4810 HARWOOD ROAD
                           SAN JOSE, CALIFORNIA 95124

[LOGO]         SECURE COMPUTING CORPORATION
               4810 HARWOOD ROAD, SAN JOSE, CALIFORNIA 95124               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 9, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint John McNulty and Timothy McGurran, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.









                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                          ----------------------
                                                           COMPANY #
                                                           CONTROL #
                                                          ----------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 8, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/scur/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 8, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Secure Computing, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.





      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                               PLEASE DETACH HERE



        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.  Election of director:  01 Steven M. Puricelli                                 [ ] Vote FOR    [ ] Vote WITHHELD
    (for a 3-year term)                                                               the nominee     from the nominee

2.  Proposal to approve an amendment to the Amended and Restated 1995
    Omnibus Stock Plan (the "Stock Plan") to increase by 1,250,000 (from
    10,244,131 to 11,494,131) the number of shares of common stock available
    for issuance under the Stock Plan.                                            [ ] For    [ ] Against   [ ] Abstain

3.  Proposal to ratify the appointment of Ernst & Young LLP as the independent
    auditors of the Company.                                                      [ ] For    [ ] Against    [ ] Abstain

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box    [ ]  Indicate changes below:

                                        Date_____________________________

                                     __________________________________________
                                    |                                          |
                                    |                                          |
                                    |__________________________________________|

                                    Signature(s) in Box
                                    This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.